Exhibit 99.1

FOR IMMEDIATE RELEASE

ESM Acquisition Corporation Announces the Separate Trading of its Class A Ordinary Shares and

Redeemable Warrants Commencing April 30, 2021

HOUSTON, TX, April 30, 2021 — ESM Acquisition Corporation (the “Company”) announced today that, commencing April 30, 2021, holders of the units sold in the Company’s initial public offering of 30,694,067 units may elect to separately trade the Class A ordinary shares and redeemable warrants included in the units. Those units not separated will continue to trade on the New York Stock Exchange (the “NYSE”) under the symbol “ESM.U,” and the Class A ordinary shares and redeemable warrants that are separated will trade on the NYSE under the symbols “ESM” and “ESM WS,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and redeemable warrants.

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company is led by Chairman John Raymond, co-founder and CEO of private equity firm The Energy & Minerals Group (“EMG”), and CEO and Director Sir Michael Davis, Chairman of Vision Blue Resources, Ltd. and former CEO of Xstrata, one of the world’s largest global diversified mining and metals companies. John Calvert, Co-Founder & President of EMG, serves as Vice Chairman of the Company and Jeffrey Ball, a Managing Director of EMG, is CFO of the Company. The Company intends to focus on a target business that is positioned to benefit from the global transition towards a low carbon economy, including but not limited to the shift away from fossil fuels, the light-weighting and electrification of vehicles and the reduction of carbon emissions from key industrial processes.

The units were initially offered by the Company in an underwritten offering. Credit Suisse acted as the sole book-running manager of the offering.

The offering was being made only by means of a prospectus, copies of which may be obtained for free from the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Credit Suisse Securities (USA) LLC, Attn: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, North Carolina 27560, Telephone: 1-800-221-1037, Email: usa.prospectus@credit-suisse.com.

The registration statement relating to the securities became effective on March 9, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Jeffrey Ball, ESM Acquisition Corporation

JBall@emgtx.com